P
R
O                       DARLINGTON COUNTY BANCSHARES, INC.
X         This Proxy is Solicited on Behalf of the Board of Directors
Y
                         Annual Meeting, April 24, 2001

     The undersigned stockholder of Darlington County Bancshares, Inc., hereby revoking all previous proxies, hereby appoints Hazel M. Gainey and Albert L. James, III, and either of them, the attorney or attorneys and proxy or proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Darlington County Bancshares, Inc. to be held April 24, 2001, at 5:30 p.m., local time, at 202 Cashua Street, Darlington, South Carolina 29532 and at any adjournments thereof, and to vote all shares of stock of Darlington County Bancshares, Inc. that the undersigned shall be entitled to vote at such meeting. Said proxies are instructed to vote on the matters set forth in the proxy statement/prospectus as specified below.

      1.     Election of directors.

             [  ] FOR ALL NOMINEES set forth below (except as marked to the contrary):

             [ ] Raymond Galloway  [ ] R. E. Goodson, Sr.  [ ] Charles G. Howard


              [  ] WITHHOLD AUTHORITY to vote for all Nominees.


      2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS ABOVE.

Please sign exactly as name appears on stock certificate. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If stock is held jointly, signature should appear for both names. If more than one trustee, all should sign. If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office. This Proxy may be revoked any time prior to its exercise.

Dated:  _______________, 2001             _____________________________________
                                          Print Name (and title if appropriate)

                                          _____________________________________
                                                         Signature

                                          _____________________________________
                                          Print Name (and title if appropriate)

                                          _____________________________________
                                                         Signature

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.